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                                                                    Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 1995 appearing on page 227 of Franklin Bancorporation, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.



/s/PRICE WATERHOUSE LLP
Washington, D.C.
May 8, 1996